UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020 (March 30, 2020)

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue – 20th Floor New York, New York 10110		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 944-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2020, Vince, LLC (“Vince”), an indirectly wholly owned subsidiary of Vince Holding Corp. (the “Company”), entered into the Limited Waiver and Amendment (the “Second Amendment”) to that certain Credit Agreement, dated August 21, 2018, by and among Vince, as the borrower, the guarantors named therein, Crystal Financial LLC ("Crystal"), as administrative agent and collateral agent, and the other lenders from time to time party thereto, in connection with Vince’s Term Loan Facility.

The Second Amendment postpones the amortization payment due on April 1, 2020, with 50% of such payment to be paid on July 1, 2020 and the remainder to be paid on October 1, 2020 and modifies certain reporting obligations.

The foregoing is only a summary of the material terms of the Second Amendment, does not purport to be complete, and is qualified in its entirety by reference to the Second Amendment to be filed with the Company’s quarterly report on Form 10-Q for the fiscal quarter ending May 2, 2020.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into Material Definitive Agreements” is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

The Company is taking several measures in response to the current business environment in relation to the COVID-19 pandemic, including the continued temporary closures of its retail stores, furloughs of a majority of its employees, tiered temporary salary reductions of the executive team and the temporary reduction in the retainer fees for the Company’s Board of Directors.

The information which the registrant furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINCE HOLDING CORP.

Date: April 3, 2020	By:	/s/ David Stefko
David Stefko
Executive Vice President, Chief Financial Officer